UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    December 7, 2005
                                                ______________________________



                      Abington Community Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



      Pennsylvania                      000-51077                 02-0724068
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



180 Old York Road, Jenkintown, Pennsylvania                         19046
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code   (215) 886-8280
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01    Entry Into a Material Definitive Agreement
             ------------------------------------------


     On December 7, 2005, the compensation committee of the board of directors of Abington Community Bancorp, Inc. ("Abington") passed a resolution setting forth the 2006 fees related to board service. The fees approved were as follows:


       Annual Retainer                                    $10,000
       Board Meeting Attendance Fee                       $ 1,100
       Audit Committee Meeting Attendance Fee(1)          $   500
       All Other Committee Meeting Attendance Fee(1)(2)   $   400
       __________________

      (1) Chair of the Audit Committee and chair of all other committees receive $700 and $500, respectively, per committee meeting attended.
      (2) Includes Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee.

     Also, on December 7, 2005, Abington's board of directors approved the termination of the split dollar life insurance program in which Messrs. White, Sandoski and Gormley participated and the transfer of the executive's interests thereunder to Abington. In addition, Abington's board of directors froze the Amended and Restated Executive Deferred Compensation Plan retroactive to January 1, 2005, such that no further contributions will be made on behalf of the executive officers under the plan. Messrs. White, Sandoski, Gormley and Kovalcheck currently participate in the executive deferred compensation plan. The board of directors took these actions upon its review of the total compensation programs available to Abington's employees, including the increased benefits available as a result of the mutual holding company reorganization completed in December 2004 and the adoption of equity compensation plans by Abington's shareholders at the 2005 Annual Meeting of Shareholders held in June 2005.



























                                    2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ABINGTON COMMUNITY BANCORP, INC.



                              By:  /s/ Robert W. White
                                   -------------------------------------
                                   Name:   Robert W. White
                                   Title:  Chairman, President and
                                           Chief Executive Officer
Date: December 12, 2005